UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             _______________________


                  Date of Report
                  (Date of earliest
                  event reported):  April 1, 1998


                           United States Leather, Inc.
             (Exact name of registrant as specified in its charter)


      Wisconsin                     33-64142                   13-3503310
   (State or other              (Commission File             (IRS Employer
   jurisdiction of                   Number)              Identification No.)
   incorporation)


               1403 West Bruce Street, Milwaukee, Wisconsin 53204
          (Address of principal executive offices, including zip code)


                                 (414) 383-6030
                         (Registrant's telephone number)

   Item 5.     Other Events.

          On April 1, 1998, United States Leather, Inc. (the "Company") distributed its Disclosure Statement dated March 31, 1998 and related materials to the holders of the Company's 10-1/4% Senior Notes due 2003 in connection with the pre-petition solicitation of ballots with respect to the financial restructuring of the Company through a prepackaged Chapter 11 Plan of Reorganization. A copy of such Disclosure Statement and the related materials is included as an exhibit to this filing.


   Item 7.     Financial Statements and Exhibits.

          (b)  Exhibits.

          The exhibit listed in the accompanying Exhibit Index is filed as part of this Current Report on Form 8-K.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  UNITED STATES LEATHER, INC.



   Date:  April 2, 1998            By:   /s/ Kinzie L. Weimer
                                        Kinzie L. Weimer
                                        Senior Vice President, Chief
                                        Financial Officer, Treasurer and
                                        Secretary

                           UNITED STATES LEATHER, INC.

                            EXHIBIT INDEX TO FORM 8-K
                               Dated April 1, 1998


   Exhibit
     No.                           Description

   (99.1) Disclosure Statement dated March 31, 1998 and related materials.